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                                                                   EXHIBIT 10.26


                          AMBAC FINANCIAL GROUP, INC.


                          DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS




                       Effective as of December 1, 1993,
                  Amended and Restated as of October 26, 1999


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Ambac Financial Group, Inc.
Deferred Compensation Plan For Outside Directors

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                          AMBAC FINANCIAL GROUP, INC.

                        DEFERRED COMPENSATION PLAN FOR
                               OUTSIDE DIRECTORS


1.  Definitions

          "Account" and "Deferred Compensation Account" are used interchangeably and mean the bookkeeping record established for each Participant. A Deferred Compensation Account is established only for purposes of measuring a Deferred Benefit and not to segregate assets or to identify assets that may be used to pay a Deferred Benefit.

          "Account Value" means the amount reflected on the books and records of the Company as the value of a Participant's Deferred Compensation Account at any date of determination, as determined in accordance with this Plan.

          "Annual Fees" means the cash portion of (i) any annual fee payable to an Outside Director for service on the Board, (ii) any other fee determined on an annual basis and payable for service on (as distinguished from attendance at meetings of), or for acting as chairperson of, any committee of the Board and
(iii) any similar annual fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

          "Beneficiary" or "Beneficiaries" means a person or other entity designated by a Participant on a Beneficiary Designation Form to receive Deferred Benefit payments in the event of the Participant's death.

          "Beneficiary Designation Form" means a document, in form approved by the Committee, to be used by Participants to name their respective Beneficiaries.

          "Board" means the Board of Directors of the Company.

          "Cash Deferral Option" means a Performance Option under which the Deferred Amount credited to a Participant's Deferred Compensation Account is carried as a cash balance to which interest equivalents are credited from time to time as provided in Section 6(c)(i). "Committee" means the Compensation and Organization Committee of the Board or any successor committee thereto.

          "Common Stock" means the Company's common stock, par value $0.01 per share.

          "Conversion Date" has the meaning assigned to such term in Section
6(e).
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Deferred Compensation Plan For Outside Directors

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          "Deemed Capital Gain Tax Charge" has the meaning assigned to such term in Section 6(c).

          "Deferral Election" means the election of a Participant, made in accordance with the terms and conditions of the Plan, to defer all or a portion of his/her Directors Fees for a Deferral Year.

          "Deferral Election Form" means a document, in form approved by the Committee, pursuant to which a Participant makes a Deferral Election.

          "Deferral Year" means the calendar year, starting with calendar year 1994. If an individual becomes eligible to participate in the Plan after the commencement of a Deferral Year, the Deferral Year for the individual shall be the remainder of such Deferral Year.

          "Deferred Amount" means the amount of Directors Fees, deferred by a Participant pursuant to a Deferral Election.

          "Deferred Benefit" means the amount that will be paid on a deferred basis under the Plan to a Participant who has made a Deferral Election. A Participant's Deferred Benefit will equal the Account Value of his or her Deferred Compensation Account, calculated as provided herein.

          "Director Fees" means the aggregate of a Participant's Annual Fees and Meeting Fees.

          "Election Date" means December 31 of the year preceding the beginning of the Deferral Year, provided, however, that if an individual becomes an Outside Director for the first time during a Deferral Year, that Outside Director's Election Date for such Deferral Year is any day within thirty days of the date he/she becomes an Outside Director.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" of a share of Common Stock means the average of the highest and the lowest quoted selling price of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated quotation system, on such automated quotation system, in any such case on the valuation date (or if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on such composite tape or automated quotation system for the most recent day during which a sale occurred).

          "Meeting Fees" means (i) any meeting fee payable in respect of attendance at or participation in meetings of the Board or any committee of the Board or any meeting of the
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Deferred Compensation Plan For Outside Directors

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stockholders of the Company and (ii) any similar meeting fee payable in respect of service on the board of directors of any Subsidiary or any committee of any such board of directors.

          "Outside Director" means a duly-elected member of the Board who is not an employee of the Company or any Subsidiary.

          "Participant" means an Outside Director who participates in the Plan pursuant to Section 4.

          "Performance Option" means the performance options made available from time to time for selection by Participants to measure the return (positive or negative) to be attributed to Deferred Amounts.

          "Phantom Stock Option" means a Performance Option under which a Deferred Amount is credited to a Participant's Deferred Compensation Account as a number of Phantom Stock Units.

          "Phantom Stock Unit" means a bookkeeping unit representing one share of Common Stock.

          "Subsidiary" means any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by the Company.


2.  Purpose

          The purpose of the Plan is to provide the Company's Outside Directors an opportunity to defer payment of all or part of their Directors Fees in accordance with the terms and conditions set forth herein.


3.  Administration

          (a) Authority. The Committee will be responsible for administering the Plan. The Committee will have authority to adopt such rules as it may deem appropriate to carry out the purposes of the Plan, and shall have authority to interpret and construe the provisions of the Plan and any agreements under the Plan and to make determinations pursuant to any Plan provision. Each interpretation, determination or other action made or taken by the Committee pursuant to the Plan shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's Amended and Restated Certificate of Incorporation as it may be amended from time to time.

          (b) Delegation. The Committee may designate a committee composed of one or more members of the Board to carry out its responsibilities under such conditions as it may set.
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Deferred Compensation Plan For Outside Directors

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4.  Eligibility

          (a)   Directors.  Any Outside Director may participate in the Plan.

          (b) Becoming a Participant. An Outside Director becomes a Participant for any Deferral Year by filing a Deferral Election Form according to Section 5 of the Plan.


5.  Deferral Elections

          (a) General Provisions. A Participant may elect to defer all or a specified percentage (in multiples of 10 percent) of Directors Fees for a Deferral Year, in the manner provided in this Section 5. A Participant's Deferred Benefit is at all times nonforfeitable.

          (b) Deferral Election Forms. Before the Election Date applicable to a Deferral Year, each Outside Director will be provided with a Deferral Election Form and a Beneficiary Designation Form. In order for an Outside Director to participate in the Plan for a given Deferral Year, a Deferral Election Form, completed and signed by him/her, must be delivered to the Secretary of the Board on or prior to the applicable Election Date. An Outside Director electing to participate in the Plan for a given Deferral Year shall indicate on his/her Deferral Election Form:

               (i) the percentage of Director Fees for the applicable Deferral Year to be deferred;

               (ii) the allocation of the Deferred Amount among the several Performance Options then available to Participants, in accordance with the terms and conditions of Section 6(b); and

               (iii) the Participant's election either to have distribution of his/her Deferred Benefit commence following termination of service as an Outside Director or to have such distribution commence as of a date specified on such Form, provided, however, that any such election concerning the commencement of distribution of a Participant's Deferred Benefit shall be subject to the terms and conditions of Section 6(e).

          (c) Effect of No Deferral Election. An Outside Director who does not submit a completed and signed Deferral Election Form to the Secretary of the Board before the relevant Election Date is not a Participant for the Deferral Year and may not defer his/her Directors Fee for the Deferral Year.

          (d)   Revocation of Deferral Election.

               (i) A Participant may revoke a Deferral Election applicable to a Deferral Year, but only pursuant to the procedure described in subsection
     (ii) below.  Any purported revocation that does not comply with subsection
     (ii) below will not be given effect.
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Deferred Compensation Plan For Outside Directors

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               (ii)   To be effective, a revocation must be in writing and
     signed by the Participant, must express the Participant's intention to revoke his Deferral Election applicable to that Deferral Year, and must be delivered to the Secretary of the Board before the close of business on the Election Date applicable to such Deferral Year. For example, to revoke a Deferral Election relating to calendar year 2001, a written revocation of such Deferral Election must be delivered to the Secretary of the Board before the close of business on December 31, 2000.


6.  Deferred Compensation Accounts; Distributions

          (a)   Deferred Compensation Accounts.

               (i) Establishment of Accounts. A Participant's deferrals will be credited to a Deferred Compensation Account set up for that Participant. Each Deferred Compensation Account will be credited with Deferred Amounts, as provided in Section 6(b), and credited (or charged) with earnings (or loss) as provided in Section 6(c).

                                 (ii)   Crediting of Deferred Amounts.

                    Director Fees. As of the last business day of each calendar quarter, an Outside Director's Deferred Compensation Account will be credited with (A) 25% of Annual Fees deferred for the Deferral Year in which such quarter occurs and (B) 100% of deferred Meeting Fees earned during such quarter.

          (b) Allocations Among Performance Options. A Participant shall have the right to allocate the Deferred Amount for any Deferral Year, in minimum allocations of at least 10%, among one or more Performance Options made available from time to time under the Plan. The Performance Options generally available to Participants shall include:

          (i)  A Cash Deferral Option;

          (ii)  A Phantom Stock Option; and

(iii) Such other Performance Options as the Committee may make available to Participants from time to time. Deemed allocations among the available Performance Options shall be made exclusively for the purpose of determining the Account Value from time to time, and the Company will have no obligation to invest amounts corresponding to Deferred Amounts in investment vehicles corresponding to the Performance Options selected by the Participant. Participants may change the deemed allocation of their Account Value among the Performance Options then available under the Plan in accordance with procedures established by the Committee from time to time; provided, however, that, unless otherwise determined by the Committee, no such reallocation shall be made more frequently than quarterly; and provided further that no such reallocation may result in less than 10% of the Account Value being deemed allocated to any single Performance Option.
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Ambac Financial Group, Inc.
Deferred Compensation Plan For Outside Directors

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          (c) Determination of Account Value.

          The Company will from time to time calculate the Account Value based on the Participant's Deferred Amounts and his/her then-effective elections with respect to deemed allocation of the Account among the available Performance Options. Such calculation will be based on the best information available to the Company as of the date of determination, which information may include estimates. In addition, the following shall apply:

          (i) Amounts allocated to the Cash Deferral Option (including amounts resulting from the conversion of Phantom Stock Units as provided in Section 6(c)(ii)), will be credited with interest equivalents as of the first business day of each calendar quarter based upon the average daily balance credited to such Cash Option (which balance shall include any earnings on amounts so credited pursuant to this Section 6(c)(i)) during the preceding quarter. Interest equivalents will be calculated using the 90-day commercial paper composite rate published by the Federal Reserve Bank as of the last business day of such preceding calendar quarter, or such other rate as the Committee may designate from time to time by resolution.

          (ii) The number of Phantom Stock Units credited to a Participant's Deferred Compensation Account (including fractions of Phantom Stock Units) will be determined by dividing (A) the amount of Director Fees deferred by
     (B) the Fair Market Value of a share of Common Stock on the date of crediting.

          (iii) If the Company pays any cash or other dividend or makes any other distribution in respect of the Common Stock, each Phantom Stock Unit credited to the Deferred Compensation Account of a Participant will be credited with an additional number of Phantom Stock Units (including fractions thereof) determined by dividing (A) the amount of cash, or the value (as determined by the Committee) of any securities or other property, paid or distributed in respect of one outstanding share of Common Stock by
     (B) the Fair Market Value of a share of Common Stock on the date of such payment or distribution. Such credit shall be made effective as of the date of the dividend or other distribution in respect of the Common Stock.

          (iv) In determining the value attributable to that portion of a Participant's Deferred Compensation Account allocated to Performance Options other than the Cash Deferral Option and the Phantom Share Option, the Company will track the rate of return (positive or negative) over the relevant measurement period of the investment fund, index or other vehicle by reference to which the Performance Option is defined.

          (v) Upon any reallocation of all or any portion of a Participant's Deferred Compensation Account from one Performance Option to any other Performance Option, the Company may charge such Account with an amount not
     to exceed 5% of the amount so reallocated.   The amount of the charge shall
     be determined by the Company in its discretion and may vary depending on the Performance Options from which and into which the Account is being reallocated.
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Deferred Compensation Plan For Outside Directors

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          (vi) In addition, the returns attributable to a Deferred Compensation
     Account shall be subject to the following adjustments:

               (A) Returns attributable to any Performance Option other than the Phantom Stock Option shall be reduced to reflect the amount that a corporate taxpayer in the highest tax bracket for federal corporate tax purposes would pay on the interests, dividends, distribution or similar items of income that it would receive if it had invested in the commercial paper, investment fund, index or other vehicle by reference to which the Performance Option is defined for the period of time, and in the same amounts, that the relevant Deferred Compensation Account was deemed allocated to such Performance Option.

               (B) Upon any change in the deemed allocation of a Participant's Deferred Compensation Account among the Performance Options then available, the Account shall be charged with the amount (if any) (the "Deemed Capital Gain Tax Charge") of capital gains tax that a corporate taxpayer in the highest bracket for federal corporate tax purposes would pay upon the amount of gain it would recognize had it invested in the investment fund, index or other vehicle by reference to which the Performance Option is defined for the period of time, and in the same amounts, that the relevant Deferred Compensation Account was deemed allocated to such Performance Option. No credit shall be made to an Account for any loss that would be recognized by a corporate taxpayer that had invested in such Performance Option for such period and in such amount.

     The amount of the adjustments described in this subparagrpah (vi) shall be determined by the Company in its discretion. The Company shall use its best efforts to apply adjustments on a consistent basis to all Participants who invest in any particular Performance Option.

          (d) Manner of Payment of Deferred Benefit. All payments of Deferred Benefits under the Plan will be in cash. The Company shall pay a Participant's Deferred Benefit either in a single lump sum or in a series of installments, as the Committee in its sole discretion shall determine, provided, however, that if the Committee elects to pay a Participant's Deferred Benefit in a series of installments, such installments shall be paid no more frequently than quarterly and the Deferred Benefit must be distributed over a period not exceeding five years. The Committee may, but shall not be required to, consult with the Participant prior to determining the manner of payment of such Participant's Deferred Benefit. If the Committee elects to pay a Participant's Deferred Benefit in a series of installments, the relative size of such installments shall be determined by the Committee in its discretion, and such installments need not be in equal amounts or equal percentages of such Benefit. The unpaid portion of a Participant's Deferred Benefit shall continue to be credited with earnings as provided in Section 6(c) until paid.

          (e) Commencement of Payment of Deferred Benefit. For purposes of this Agreement a "Conversion Date" means the earliest to occur of:

               (i)(A) termination of service as an Outside Director (unless upon such termination
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Deferred Compensation Plan For Outside Directors

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     of service the Participant becomes an employee of the Company or any
     Subsidiary, in which case the following clause (B) shall apply), and (B) termination of employment with the Company and its Subsidiaries (unless upon such termination of employment the Participant becomes an Outside Director, in which case the foregoing clause (A) shall apply);

               (ii) the date specified in the Deferral Election Form executed by the Participant; or

               (iii)  the Participant's death.

Notwithstanding any other term or provision of this Plan, upon the occurrence of a Conversion Date, any portion of a Participant's Deferred Compensation Account that is allocated either to the Phantom Unit Option or to any Performance Option other than the Cash Deferral Option will be converted into the Cash Deferral Option based upon (X) in the case of amounts allocated to the Phantom Unit Option, the Fair Market Value of the Common Stock as of the Conversion Date and
(Y) in the case of any Performance Option other than the Phantom Stock Option, the net asset value or other relevant valuation measure of the investment fund, index or other vehicle by reference to which the Performance Option is defined, determined as of the Conversion Date or, if such net asset value or other valuation information is not available as of the Conversion Date, as of the latest date preceding the Conversion Date for which the same is generally available. The amount credited to the Cash Deferral Option as a result of such conversion shall, in the case of conversions from any Performance Option other than the Phantom Stock Option, be subject to the Deemed Capital Gain Tax Charge as described in Section 6(c) above. Following conversion, amounts so credited to the Cash Deferral Option will be credited with interest equivalents as provided in Section 6(c)(i). Except as provided in Section 6(f), a Participant's Deferred Benefit shall be paid (if payable in a lump sum), or commence to be paid (if payable in a series of installments), to the Participant as soon as practicable (but in no event more than 60 days) after the Conversion Date.

          (f) Death. In the event of a Participant's death, the Participant's entire Deferred Benefit (including any unpaid portion thereof corresponding to installments not yet paid at the time of death), to the extent not distributed earlier pursuant to Section 6(e), will be distributed in a lump sum to the Participant's Beneficiary or Beneficiaries (or, in the absence of any Beneficiary, to the Participant's estate) on a date, selected by the Committee, no more than six months after the Participant's date of death.

          (g) Statements. The Company will furnish each Participant with a statement setting forth the value of the Participant's Deferred Compensation Account as of the end of each calendar year and all credits to and payments from the Deferred Compensation Account during such year. Such statement will be furnished no later than 60 days after the end of each calendar year.


7.  Designation of Beneficiary

          (a) Beneficiary Designations. Each Participant may designate a Beneficiary to
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Ambac Financial Group, Inc.
Deferred Compensation Plan For Outside Directors

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receive any Deferred Benefit due under the Plan upon the Participant's death by executing a Beneficiary Designation Form. A Beneficiary designation is not binding on the Company until the Secretary of the Board receives the Beneficiary Designation Form. If no designation is made or no designated Beneficiary is alive (or in the case of an entity designated as a Beneficiary, in existence) at the time of the Participant's death, payments due under the Plan will be made to the Participant's estate.

          (b) Change of Beneficiary Designation. A Participant may change an earlier Beneficiary designation by executing a later Beneficiary Designation Form. The execution of a Beneficiary Designation Form revokes and rescinds any prior Beneficiary Designation Form.


8.  Amendments

          (a) General Power of Committee. Subject to Section 8(b), the Plan may be altered, amended, suspended, or terminated at any time by the Committee in its sole discretion.

          (b) When Participants' Consents Required. Except for a termination of the Plan caused by the Committee's determination that the laws upon which the Plan is based have changed in a manner that negates the Plan's objectives, the Committee may not alter, amend, suspend, or terminate the Plan without the consent of any Participant to the extent that such action would result in the distribution to such Participant of amounts then credited to his/her Deferred Compensation Account in any manner other than as provided in the Plan or could reasonably be expected to result in the immediate taxation to such Participant of Deferred Benefits.


9.    Employer's Obligation

          This Plan is unfunded. A Deferred Compensation Account represents at all times an unfunded and unsecured contractual obligation of the Company. Each Participant or Beneficiary will be an unsecured creditor of the Company.
Amounts payable under the Plan will be satisfied solely out of the general assets of the Company subject to the claims of the Company's creditors. No Participant, Beneficiary or any other person shall have any interest in any fund or in any specific asset of the Company by reason of any amount credited to him/her hereunder, nor shall any Participant, Beneficiary or any other person have any right to receive any distribution under the Plan except as, and to the extent, expressly provided in the Plan. The Company will not segregate any funds or assets for Deferred Benefits or issue any notes or security for the payment of any Deferred Benefits. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide benefits under the Plan shall not serve in any way as security to any Participant, Beneficiary or other person for the performance of the Company under the Plan.


10.    No Control by Participant
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Deferred Compensation Plan For Outside Directors

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         A Participant shall have no control over his Deferred Compensation
Account except for (i) designating initial allocation among Performance Options and subsequently revising such allocation, in all cases to the extent permitted by the Plan, (ii) designating the date of initial distribution of benefits on his Deferral Election Form (which designation shall be subject to the terms and conditions of the Plan, including without limitation Section 6) and (iii) designating his or her Beneficiary on a Beneficiary Designation Form.


11.    Restrictions on Transfer

         The Company shall pay all amounts payable under the Plan only to the Participant or Beneficiary designated under the Plan to receive such amounts. Neither a Participant nor his Beneficiary shall have any right to anticipate, alienate, sell, transfer, assign, pledge, encumber or change any benefits to which he may become entitled under the Plan, and any attempt to do so shall be void. A Deferred Benefit shall not be subject to attachment, execution by levy, garnishment, or other legal or equitable process for a Participant's or Beneficiary's debts or other obligations.


12.    Election and Revocation Notices

         Notices of elections or revocations of elections under the Plan must be in writing. A notice of election or revocation of election will be deemed delivered to the Secretary of the Board on the date it is (i) delivered personally to the Secretary of the Board at One State Street Plaza, New York, New York 10004 (or at such other address as the Company may from time to time designate as the address for elections and revocations of elections under the
Plan), (ii) mailed by registered mail or certified mail to the Secretary of the Board at such address or (iii) sent by facsimile transmission to the Secretary of the Board at 212-208-3558 (or such other facsimile transmission number as the Company may designate from time to time for elections and revocations of elections under the Plan), provided that an original signed election or revocation of election is received by the Secretary of the Board no later than 10 business days after such transmission.


13.    Waivers

         The waiver of a breach of any provision in the Plan shall not operate as and may not be construed as a waiver of any later breach.


14.    Governing Law

         The Plan shall be construed in accordance with and governed by the laws of the State of New York.
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Deferred Compensation Plan For Outside Directors

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15.    Effective Date

         The Plan shall be effective as of December 1, 1993 and Deferral Elections may be made beginning with Eligible Compensation earned during the year beginning January 1, 1994.


16.    Construction

         The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the Plan's provisions. If a provision of the Plan is not valid or enforceable, that fact shall in no way affect the validity or enforceability of any other Provision. Use of one gender includes the other, and the singular and plural include each other. The provisions of the Plan are binding on the Company, each Participating Subsidiary and their respective successors or assigns, and on the Participants, their Beneficiaries, heirs, and personal representatives.


17.    Tax Withholding

         The Company shall have the right, in connection with any Deferral Election, (i) to require the Participant to remit to the Company an amount sufficient to satisfy any Federal, state or local tax withholding requirements,
(ii) to withhold an amount necessary to satisfy such requirements from other cash compensation owed to the Participant or (iii) to reduce the amount of Director Fees deferred pursuant to the Plan in order to ensure that all such requirements are satisfied. The Company shall also have the right to deduct from all cash payments made pursuant to the Plan any Federal, state or local taxes required to be withheld with respect to such payments.


18.   No Right to Reelection or Continued Employment

         Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for reelection by the Company's stockholders, nor confer upon any Outside Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.


19.    No Stockholder Rights

         The crediting of Phantom Stock Units to a Participant's Deferred Compensation Account shall not confer on the Participant any rights as a stockholder of the Company, nor shall such Units confer on any Participant any right to receive stock of the Company in settlement thereof.


20.    Adjustment of and Changes in Shares
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Deferred Compensation Plan For Outside Directors

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         In the event of any merger, consolidation, recapitalization, reclassification, stock dividend, special cash dividend or other change in corporate structure affecting the Common Stock, the Committee shall make such adjustments, if any, as it deems appropriate in the number of Phantom Stock Units credited to a Participant's Deferred Compensation Account. The foregoing adjustments shall be decided by the Committee in its discretion.


21.  About the Plan

         The Deferred Compensation Plan for Outside Directors and Senior Officers was established as of December 1, 1993 by Ambac Inc. In 1997 Ambac Inc. became Ambac Financial Group, Inc. The Plan was amended on October 28, 1998 in order to offer its participants more investment options.

         The Plan was amended and restated, effective October 26, 1999 to provide that this Plan be available only to Outside Directors. Senior Officers no longer participate in this Plan as a new deferred plan has been adopted for them.

                          AMBAC FINANCIAL GROUP, INC.

                          DEFERRED COMPENSATION PLAN
                             FOR OUTSIDE DIRECTORS



                         Beneficiary Designation Form


To: Secretary, Board of Directors
   Ambac Financial Group, Inc.

         I designate ___________________________ as my primary Beneficiary(ies) of any benefits that become payable under the Ambac Deferred Compensation Plan for Outside Directors (the "Plan") as a result of my death.

         If a designated Beneficiary survives me but dies (or if a trust, terminates) before all benefits have been paid to the Beneficiary, I direct the remainder of the payments to be made as the Beneficiary designates or, if the Beneficiary fails to properly execute a Beneficiary designation, to the Beneficiary's estate, or, if a trust, to the trustee to be distributed in accordance with the terms of the trust.

         This designation revokes and rescinds any prior Beneficiary designation made by me.

         If a Beneficiary is not named, or if there is no Beneficiary otherwise in existence at the time of my death, I understand that payments will be made according to Section 7(a) of the Plan.

         I understand that this Beneficiary designation applies until revoked by my written request.

         I also understand that, in executing this Beneficiary designation, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary(ies), distributee(s), and personal representative(s).



                                          _____________________________
                                          Signature

________________                          _____________________________
      Date                                Name (Please Print)